UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

QUANEX BUILDING PRODUCTS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Revolving Credit Facility

On April 23, 2008, Quanex Building Products Corporation (the “Company”) entered into a $270,000,000 Senior Unsecured Revolving Credit Facility (the “Facility”), pursuant to the terms and conditions set forth in the Credit Agreement (the “Agreement”), between the Company, certain of its subsidiaries as guarantors, Wells Fargo Bank, National Association, in its capacity as administrative agent, and certain lender parties.

Under the Agreement, the Company may borrow, from time to time and on a revolving basis, up to a maximum principal amount of $270,000,000. Any loans made under the Facility will bear interest at a rate based on (i) prime, (ii) federal funds plus a pre-determined spread, or (iii) LIBOR plus a spread based on a combined leverage and ratings grid. In addition, the Company may, from time to time, request letters of credit up to a maximum outstanding face amount of $50,000,000.

The Agreement imposes certain restrictions on the Company and its subsidiaries, including restrictions on its and their ability to incur indebtedness, grant liens, undergo certain fundamental corporate changes, make certain investments, sell certain assets and engage in certain other activities. In addition, the Agreement requires the Company and its subsidiaries to comply with certain financial ratios.

Indebtedness under the Agreement is unsecured. Availability under the Facility as of April 23, 2008 was approximately $267.6 million, due to $2.4 million in letters of credit and $0 in loans outstanding.

The foregoing description of the Agreement and the Facility is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Adoption of Form Award Agreements under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

On April 23, 2008, Quanex Corporation distributed to its shareholders the shares of the Company. Prior to and in connection with this distribution, the Compensation and Management Development Committee (the “Committee”) of the Company’s Board of Directors approved 22 forms of award agreement to be used in connection with various awards that may be granted to employees, executives and non-employee directors of the Company under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan (the “Plan”). From time to time in the future, and pursuant to the terms and conditions of these forms of award agreement and the Plan, the Committee may grant stock options, restricted stock, restricted stock units, performance stock, performance units, stock appreciation rights, other stock based awards and annual incentive awards. In addition, certain awards were granted to the Company’s executives and directors in connection with the distribution mentioned above. Specific details about these grants may be found in the Information Statement attached as Exhibit 99.1 to the Company’s Form 10, declared effective by the Securities and Exchange Commission on April 9, 2008.

In reviewing the form agreements attached as Exhibits to this Form 8-K, it is first helpful to explain the drafting convention that has been followed in creating the forms. Many of the award types covered by these forms allow for flexibility in choosing whether the award is (a) settled in cash or settled in stock, and (b) subject to cliff vesting, graded vesting or immediate vesting. To reflect these different choices, brackets and different fonts have been used to reflect the language that will be included for a particular “type” of award. As an example, it may be helpful to examine the Stock Option Agreement for Employees, attached as Exhibit 10.2. This award allows for discretion in deciding whether a particular stock option is subject to Cliff Vesting or Graded Vesting. As the legend at the bottom of the first page indicates, any language that relates to cliff vesting is bracketed in [bold italics]. Any language relating to graded vesting, on the other hand, is bracketed in [bold underline]. Thus, in order to use this form to create a Stock Option Agreement with graded vesting, the Board would simply delete any language that appears in [bold italics], and keep all language that appears in [bold underline]. A similar convention is used for those awards that allow for either cash settlement or stock settlement.

The various forms of award agreement approved by the Committee are attached to this current report on Form 8-K as Exhibits 10.2 through 10.23.

Item 8.01 Other Events.

On April 23, 2008, the Company issued a press release (the “Press Release”) announcing the completion of the distribution of its shares by Quanex Corporation, and the subsequent merger of Quanex Corporation with a subsidiary of Gerdau S.A. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Press Release attached hereto as Exhibit 99.1 contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Statements that use the words “expect”, “should”, “believe”, “will”, “might”, or similar words reflecting future expectations or beliefs are forward-looking statements. Factors that could impact future results may include, without limitation, the effect of both domestic and global economic conditions, the impact of competitive products and pricing, and the availability and cost of raw materials. For a more complete discussion of factors that may affect the Company’s future performance, please refer to the Information Statement attached as Exhibit 99.1 to the Company’s Form 10, declared effective by the Securities and Exchange Commission on April 9, 2008, in particular the section titled “Risk Factors” contained therein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Credit Agreement, dated as of April 23, 2008, between Quanex Building Products Corporation, certain of its subsidiaries as guarantors, Wells Fargo Bank, National Association, in its capacity as administrative agent, and certain lender parties.

10.2	Form of Stock Option Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.3	Form of Stock Option Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.4	Form of Initial Distribution Stock Option Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.5	Form of Stock Option Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.6	Form of Restricted Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.7	Form of Restricted Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.8	Form of Initial Distribution Restricted Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.9	Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.10	Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.11	Form of Restricted Stock Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.12	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.13	Form of Performance Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.14	Form of Performance Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.15	Form of Performance Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.16	Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.17	Form of Performance Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.18	Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.19	Form of Stock Appreciation Right Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.20	Form of Stock Appreciation Right Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.21	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.22	Form of Other Stock Based Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.23	Form of Annual Incentive Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

99.1	Press Release dated April 23, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)
April 25, 2008	/s/ Kevin P. Delaney

(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and Secretary

Exhibit Index

10.1	Credit Agreement, dated as of April 23, 2008, between Quanex Building Products Corporation, certain of its subsidiaries as guarantors, Wells Fargo Bank, National Association, in its capacity as administrative agent, and certain lender parties.

10.2	Form of Stock Option Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.3	Form of Stock Option Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.4	Form of Initial Distribution Stock Option Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.5	Form of Stock Option Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.6	Form of Restricted Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.7	Form of Restricted Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.8	Form of Initial Distribution Restricted Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.9	Form of Restricted Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.10	Form of Restricted Stock Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.11	Form of Restricted Stock Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.12	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.13	Form of Performance Stock Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.14	Form of Performance Stock Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.15	Form of Performance Stock Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.16	Form of Performance Unit Award Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.17	Form of Performance Unit Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.18	Form of Performance Unit Award Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.19	Form of Stock Appreciation Right Agreement for Employees under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.20	Form of Stock Appreciation Right Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.21	Form of Stock Appreciation Right Agreement for Non-Employee Directors under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.22	Form of Other Stock Based Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

10.23	Form of Annual Incentive Award Agreement for Executives under the Quanex Building Products Corporation 2008 Omnibus Incentive Plan

99.1	Press Release dated April 23, 2008